                             LETTER OF TRANSMITTAL
                                  TO ACCOMPANY
                   REDEEMABLE COMMON STOCK PURCHASE WARRANTS
                                       OF
                          ESQUIRE COMMUNICATIONS LTD.
                      TENDERED PURSUANT TO THE PROSPECTUS

--------------------------------------------------------------------------------

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
         ON JUNE 12, 1997, UNLESS EXTENDED. THE TIME THE EXCHANGE OFFER
        EXPIRES IS REFERRED TO AS THE 'EXPIRATION DATE.' TENDERS MAY BE
   WITHDRAWN PRIOR TO THE EXPIRATION DATE. MOREOVER, THE EXCHANGE AGENT SHALL
    DELIVER THE COMMON STOCK OFFERED OR RETURN THE WARRANTS DEPOSITED BY THE WARRANTHOLDERS PROMPTLY AFTER THE EXPIRATION DATE OR AS SOON AS PRACTICABLE
                   AFTER WITHDRAWAL OF THE TENDERED WARRANTS.

--------------------------------------------------------------------------------

                                EXCHANGE AGENT:
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

              By Mail:                   By Overnight Courier:                  By Hand:
             2 Broadway                       2 Broadway                       2 Broadway
      New York, New York 10004         New York, New York 10004                19th Floor
      Attention: Reorganization        Attention: Reorganization        New York, New York 10004
                 Department                       Department            Attention: Reorganization
      (registered or certified                                                     Department
          mail recommended)

                                 By Facsimile:
                                  212-509-5150
                        (For Eligible Institutions Only)
                             Confirm by telephone:
                          212-509-4000, extension 535

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

-----------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF WARRANTS TENDERED
-----------------------------------------------------------------------------------------------------------------------
            NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                       (PLEASE FILL IN IF BLANK)                                        WARRANTS TENDERED
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              TOTAL
                                                                                                              NUMBER
                                                                                              TOTAL             OF
                                                                              SERIAL          NUMBER         WARRANTS
                                                                            NUMBER(S)*     OF WARRANTS*     TENDERED**
                                                                          ---------------------------------------------
                                                                          ---------------------------------------------
                                                                          ---------------------------------------------
                                                                          ---------------------------------------------
                                                                          ---------------------------------------------
                                                                          ---------------------------------------------
                                                                          ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
   *Need not be completed by Warrantholders tendering Warrants by book entry transfer.
  **Unless   otherwise  indicated,   it  will   be  assumed   that  the   total  number   of  Warrants   represented  by
    the certificates bearing the serial numbers listed are being tendered.
-----------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed by holders of the Redeemable Common Stock Purchase Warrants (the 'Warrants') of Esq.Com pursuant to the procedures set forth in the Prospectus under the caption 'THE EXCHANGE OFFER -- Procedure for Tendering Warrants.'

     Public Warrantholders (the 'Warrantholders') whose Warrants are not immediately available or who cannot deliver their Warrants or confirmation (a 'Book-Entry Confirmation') of a book-entry tender of their Warrants into the account of The Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company (each, a 'Book Entry Transfer Facility') and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date must tender their Warrants in accordance with the procedures described in the Notice of Guaranteed Delivery enclosed herewith and in the Prospectus under the caption 'THE EXCHANGE OFFER -- Procedure for Tendering Warrants.' See Instruction 2 of this Letter of Transmittal. Delivery of documents to the Book Entry Transfer Facility does not constitute delivery to the Exchange Agent.

[ ]CHECK HERE IF TENDERED  WARRANTS ARE BEING  DELIVERED BY BOOK-ENTRY  TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT A BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution _______________

   Check Box of applicable Book-Entry Transfer
   Facility:

   [ ] DTC           [ ] MSTC           [ ] PDTC

   Account Number ______________________________

   Transaction Code Number _____________________

                    NOTE: SIGNATURE MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Esquire Communications Ltd., a Delaware corporation ('Esq.Com'), the Warrants listed above pursuant to the offer by Esq.Com to exchange one share of its Common Stock, par value $.01 per share (the 'Common Stock'), for each five of its Warrants, upon the terms and subject to the conditions set forth in the Prospectus, the receipt of which is hereby acknowledged, and in this Letter of Transmittal (the 'Exchange Offer'). No fractional shares of Common Stock will be issued. A cash payment based upon the current market price of a share of Common Stock will be made in lieu of fractional shares.

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Esq.Com all right, title and interest in and to all the Warrants that are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Esq.Com) with respect to such Warrants, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver such Warrants, or transfer ownership of such Warrants to or upon the order of Esq.Com and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Warrants tendered hereby and that Esq.Com will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that such Warrants will not be subject to any adverse claim when the same are accepted for exchange by Esq.Com. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Esq.Com to be necessary or desirable to complete the sale, assignment and transfer of the Warrants tendered hereby.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Any tender pursuant to this Letter of Transmittal may only be revoked in accordance with the procedures set forth under 'Instructions' below.

     The undersigned understands that tenders of any of the Warrants pursuant to any of the procedures described in the Prospectus under the caption 'THE
EXCHANGE OFFER -- Procedure for Tendering Warrants' and in the instructions hereto will constitute a binding agreement between the undersigned and Esq.Com upon the terms and subject to the conditions set forth in the Prospectus.

     Unless otherwise indicated herein under 'Special Exchange Instructions,' please issue the Common Stock and/or return any Warrants not accepted for exchange in the name of the registered holder(s) appearing above under 'Description of Warrants Tendered.' Similarly, unless otherwise indicated under 'Special Delivery Instructions' below, please mail the certificates representing issued Common Stock and/or return any Warrants not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) above appearing under 'Description of Warrants Tendered.' If both the 'Special Exchange Instructions' and the 'Special Delivery Instructions' are completed, please issue the Common Stock and/or return any Warrants not accepted for exchange in the name of, and deliver the certificate(s) for such Common Stock and/or return any Warrants not accepted for exchange to, the person or persons so indicated. The undersigned recognizes that Esq.Com has no obligation, pursuant to the 'Special Exchange Instructions,' to transfer any Warrants from the name of the registered holder thereof if Esq.Com does not accept for exchange any of the Warrants so tendered.

--------------------------------------------------------------------------------

                            SPECIAL EXCHANGE INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5, AND 6)
   To be completed ONLY if the shares of the Common Stock are to be issued in the name of someone other than the undersigned.

   Issue and Mail Shares of the Common
   Stock to:

   Name .....................................................................
                                 (PLEASE PRINT)

   Address ..................................................................


    .........................................................................
                               (INCLUDE ZIP CODE)

    .........................................................................
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5, AND 6)
   To be completed ONLY if the shares of the issued Common Stock are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.

   Mail Shares of the Common Stock to:

   Name  ....................................................................
                                    (PLEASE PRINT)

   Address ..................................................................


    .........................................................................
                               (INCLUDE ZIP CODE)

    .........................................................................
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              WARRANTHOLDER SIGN HERE

    ............................................................................

    ............................................................................
                             SIGNATURE(S) OF OWNER(S)

   Dated:  .................... , 1997

   (See instruction 4 of this Letter of Transmittal. This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear(s) on the tendered Warrants or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and other documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information.)

   Name(s)  ....................................................................

    ............................................................................
                                  (PLEASE PRINT)

   Capacity  ...................................................................

   Address  ....................................................................

    ............................................................................
                                (INCLUDE ZIP CODE)

   Area Code and Telephone No.  ................................................

   Tax Identification or Social Security No.  ..................................

                              SIGNATURE GUARANTEE(S)
                            (SEE INSTRUCTIONS 1 AND 4)

   Authorized Signature  .......................................................

   Name  .......................................................................
                                  (PLEASE PRINT)

   Name of Firm  ...............................................................

   Address  ....................................................................

    ............................................................................

   Area Code and Telephone No.  ................................................

   Dated:  .................... , 1997

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER.

     1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if (i) this Letter of Transmittal if signed by the registered holder(s) of the Warrants being tendered herewith (the term 'registered holder' for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Warrants) unless such holder(s) have completed either the box entitled 'Special Delivery Instructions' or the box entitled 'Special Exchange Instructions' on this Letter of Transmittal or (ii) such Warrants are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association Inc. (an 'Eligible Institution'). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. If the Warrant is registered in the name of a person other than the signer of this Letter of Transmittal, the tendered Warrant must be endorsed or accompanied by an appropriate instrument of transfer, signed exactly as the name or names of the registered owner or owners appear on the Warrant, with the signatures on the Warrant or instrument of transfer guaranteed as aforesaid. See Instruction 4.

     2. Delivery of Letter of Transmittal and Warrants; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used to exchange Warrants for shares of Common Stock either if Warrants are to be forwarded herewith or if tenders of Warrants are to be made pursuant to the procedures for delivery by book-entry transfer set forth under 'The Exchange Offer -- Procedure for Tendering Warrants' in the Prospectus. All physically tendered Warrants or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile hereof), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above on or prior to the Expiration Date. Warrantholders whose Warrants are not immediately available or who cannot deliver Warrants and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Warrants by having the Notice of Guaranteed Delivery enclosed herewith properly completed and duly executed by an Eligible Institution. To be effective, such Notice of Guaranteed Delivery must be (i) made by or through an Eligible Institution, (ii) received substantially in the form provided herewith by the Exchange Agent on or prior to the Expiration Date, and (iii) followed, within three business days after delivery of the Notice of Guaranteed Delivery, by the tendered Warrants, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal.

     THE METHOD OF DELIVERY OF WARRANTS AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING WARRANTHOLDER. IF WARRANTS ARE SENT BY MAIL, REGISTERED OR CERTIFIED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY TO THE EXCHANGE AGENT.

     No alternative, conditional or contingent tenders will be accepted. All tendering Warrantholders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their Warrants for exchange.

     3. Inadequate Space. If the space provided herein is inadequate, list and attach hereto on a separate schedule the Warrant serial numbers, the number of Warrants represented thereby and the number of Warrants being tendered.

     4. Signatures on Letter of Transmittal; Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Warrants tendered hereby, the signature must correspond with the name as written on the face of the Warrant without alteration, enlargement or any change whatsoever.

     If any of the Warrants tendered are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the Warrants tendered are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Warrants. To obtain additional copies of this Letter of Transmittal, contact the Exchange Agent at its address provided in Instruction 8.

     When this Letter of Transmittal is signed by the registered holder(s) of Warrant(s) tendered hereby, no endorsements of Warrants or separate instruments of transfer are required. If, however, shares of the Common Stock are to be issued to a person other than the registered holder, then endorsement of Warrants transmitted hereby or separate instruments of transfer are required. Signatures on such Warrant endorsements or instruments of transfer must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Warrants or instruments of transfer are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Esq.Com, proper evidence satisfactory to Esq.Com of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by a person other than the registered holder of the Warrant(s) listed, the Warrants must be endorsed or accompanied by appropriate instruments of transfer and, in either case, must be signed exactly as the name or names of the registered holder(s) appears on the Warrants. Signatures on such Warrants or instruments of transfer must be guaranteed by an Eligible Institution.

     5. Transfer Taxes. Esq.Com will pay any transfer taxes with respect to the transfer and sale of any of the Warrants to it or its order pursuant to the Exchange Offer. If delivery of the Common Stock is to be made to any person other than the registered holder, however, or if tendered Warrants are registered in the name of any person other than the person(s) signing this Letter of Transmittal, or if for any other reason (other than the transfer of Warrants to Esq.Com or its order pursuant to the Exchange Offer) a transfer tax is imposed, the amount of the transfer tax (whether imposed on the registered holder or any other person) will be payable by the tendering Warrantholder. If satisfactory evidence of the payment of such transfer tax or an exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Warrantholder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE WARRANTS LISTED IN THIS LETTER OF TRANSMITTAL.

     6. Special Exchange and Delivery Instructions. If shares of the Common Stock are to be issued in the name of a person other than the signer of this Letter of Transmittal or if shares of the Common Stock are to be sent or returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     7. Irregularities and Waiver of Conditions. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Warrants will be determined by Esq.Com, in its sole discretion, which determination shall be final and binding. Esq.Com reserves the absolute right to reject any or all tenders of Warrants determined by it not to be in proper form, or the acceptance or exchange of which may, in the opinion of Esq.Com's counsel, be unlawful. Esq.Com also reserves the absolute right to waive any defect or irregularity in any tender with respect to any particular Warrants or any particular Warrantholder, and Esq.Com's interpretations of the terms and conditions of the Exchange Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Esq.Com shall determine. Neither Esq.Com, the Exchange Agent nor any other person will be under any duty or obligation to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice. Any Warrants received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned to the appropriate tendering Warrantholder as soon as practicable.

     8. Requests for Assistance or Additional Copies. Requests for information or additional copies of the Prospectus or this Letter of Transmittal should be directed to the Exchange Agent at (212) 509-4000, extension 535, or by mail to 2 Broadway New York, New York 10004, Attention: Reorganization Department.

     9. Taxpayer Information and Substitute W-9.

  All Warrantholders

     All Warrantholders must complete Part 1 of the 'Substitute Form W-9' set forth below by providing the Warrantholder's name, street address, city, and either (i) state and zip code, or (ii) country of residence. United States Warrantholders must also complete Part 2 of the 'Substitute Form W-9' and all foreign Warrantholders must also complete Part 3 of the 'Substitute Form W-9.'

  United States Warrantholders

     United States federal income tax law requires that a United States holder who surrenders Warrants provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ('TIN'), which, if the surrendering holder is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the surrendering holder may be subject to a penalty imposed by the Internal Revenue Service and payments that are made by Esq.Com to the tendering holder may be subject to a 31% backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained. Exempt persons (including, among others, all corporations) are not subject to these backup withholding and reporting requirements.

     To prevent the 31% backup withholding tax, each surrendering United States holder must provide his or her correct TIN by completing Part 2 of the 'Substitute Form W-9' set forth below, certifying that the TIN provided is correct (or that the surrendering holder is awaiting a TIN) and that (a) the surrendering holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends, or (b) the Internal Revenue Service has notified the surrendering holder that he or she is no longer subject to backup withholding or certify in accordance with the enclosed Guidelines that such surrendering holder is exempt from backup withholding. If shares of the Common Stock are to be issued in more than one name or in a name other than that of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

  Foreign Warrantholders

     United States federal income tax law requires a foreign holder who surrenders Warrants to provide the Exchange Agent (as payor) with a certification of such holder's foreign status. If the Exchange Agent is not provided with the certification of foreign status, payments that are made by Esq.Com to the surrendering holder (including but not limited to dividends on the Common Stock) may be subject to the 31% backup withholding tax.

     To prevent the 31% backup withholding tax, each surrendering foreign holder must certify, by completing Part A of Part 3 of the 'Substitute Form W-9' set forth below, that such holder is not a United States citizen or United States resident (or that such holder is a foreign corporation, partnership, trust or estate). If shares of the Common Stock are to be issued in the name of a securities clearing organization, a bank or other financial institution, then an authorized representative of such institution must complete Part B of Part 3 of the 'Substitute Form W-9' set forth below.

     If the shares of the Common Stock are to be owned jointly by more than one foreign holder, each such joint owner must complete a separate Part 3 of the 'Substitute Form W-9.'

     10. Mutilated, Lost, Stolen or Destroyed Warrants. Any exchanging Warrantholder whose Warrants have been mutilated, lost, stolen or destroyed should contact the Exchange Agent in writing at its address set forth in Instruction 8.

                   PAYOR'S NAME: ESQUIRE COMMUNICATIONS LTD.

------------------------------------------------------------------------------------------------------------------------------------
                                     ALL WARRANTHOLDERS MUST COMPLETE PART 1 AND EITHER PART 2 OR PART 3 (SEE INSTRUCTION 9).
                                     -----------------------------------------------------------------------------------------------
                                     PART 1: TO BE COMPLETED BY ALL WARRANTHOLDERS

                                     -----------------------------------------------------------------------------------------------
SUBSTITUTE                           Name
FORM W-9
                                     -----------------------------------------------------------------------------------------------
                                     Address

                                     -----------------------------------------------------------------------------------------------
                                     City, State, and ZIP code (or Country)
                                     -----------------------------------------------------------------------------------------------
                                     PART 2: TAXPAYER IDENTIFICATION NUMBER
                                     (CHECK IF AWAITING TIN [ ])

                                          Enter your taxpayer                          Social security number
                                          identification number                                -   -
                                          in the appropriate box:                         ----- --- -----
                                                                                   Employer identification number
                                                                                               -
                                                                                           ---- ---------
                                     Certification. -- Under penalties of perjury, I certify that:
                                     (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
                                     (2) I am not subject to backup withholding either because I have not been notified by the
                                         Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

                                     Signature                                                             Date
                                              ------------------------------------------------------------      ------------------
------------------------------------------------------------------------------------------------------------------------------------
                                     PART 3: CERTIFICATE OF FOREIGN STATUS -- COMPLETE EITHER PART A
                                     OR PART B.

Part A: Certification of             Under penalties of perjury, I certify that, to the best of my knowledge and belief, I am not a
         Registered Holder           United States citizen or resident (or I am a foreign corporation, partnership, trust or estate).

                                     Signature                                                             Date
                                              ------------------------------------------------------------      ------------------

Part B: Certification of             Under penalties of perjury, I certify that  I am an authorized representative of the  financial
         Financial Institution       institution  named below  and that we  have received  from the beneficial  owner a  Form W-8 or substitute form  in accordance  with the  provisions of  Treasury Regulations  Section  1.6049-
                                     5(b)(2)(iv).

                                     ---------------------------------------------------------------------------------------------
                                     Name of Financial Institution

                                     Signature                                                             Date
                                              ------------------------------------------------------------      ------------------
------------------------------------------------------------------------------------------------------------------------------------

      PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.